UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2006

ASHTON WOODS USA L.L.C.

(Exact name of registrant as specified in its charter)

Nevada	333-129906	75-2721881
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1080 Holcomb Bridge Road

Building 200, Suite 350

Roswell, GA 30076

(Address of Principal

Executive Offices)

(770) 998-9663

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On April 11, 2006, Ashton Woods USA L.L.C. issued a press release announcing that it completed its offer to exchange all of its outstanding 9.5% Senior Subordinated Notes due 2015 (the “Outstanding Senior Subordinated Notes“) for its 9.5% Senior Subordinated Notes due 2015 which were registered under the Securities Act of 1933, as amended (the “Securities Act”). The Outstanding Senior Subordinated Notes were issued pursuant to Rule 144A under the Securities Act on September 21, 2005. All Outstanding Senior Subordinated Notes, in the aggregate principal amount of $125,000,000, were tendered and exchanged. The exchange offer expired at 5:00 p.m., New York City time, on Friday, April 7, 2005.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

99.01	Press release issued by Ashton Woods USA L.L.C. on April 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHTON WOODS USA L.L.C.

Date: April 11, 2006	By: /s/ Robert Salomon
Robert Salomon
Chief Financial Officer